As filed with the Securities and Exchange Commission on January 15, 2004

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2003

RAYONIER INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

North Carolina	1-6780	13-2607329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Laura Street, Jacksonville, Florida 32202

(Address of principal executive offices, including zip code)

(904) 357-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS.

On December 31, 2003, we completed the restructuring of our operations to allow us to operate as a real estate investment trust (REIT) effective January 1, 2004. In connection with the restructuring, we and certain of our affiliates entered into a Contribution, Conveyance and Assumption Agreement and, pursuant to such agreement, five Guarantees. This Current Report on Form 8-K is being filed for the purpose of filing the Contribution, Conveyance and Assumption Agreement and the five Guarantees, each effective as of December 18, 2003.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits:

4.1 Guarantee among Rayonier TRS Holdings Inc., Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, dated as of December 18, 2003, and for the benefit of SunTrust Bank in its capacity as the issuer of an irrevocable letter of credit relating to $23,300,000 principal amount of Nassau County, Florida Tax Exempt Pollution Control Private Activity Revenue Bonds, Series 1999.

4.2 Guarantee among Rayonier TRS Holdings Inc., Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, dated as of December 18, 2003, and for the benefit of Bank of America, N.A. in its capacity as the issuer of an irrevocable letter of credit relating to $23,110,000 principal amount of Nassau County, Florida Tax Exempt Pollution Control Private Activity Revenue Bonds, Series 2002.

4.3 Guarantee among Rayonier TRS Holdings Inc., Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, dated as of December 18, 2003, and for the benefit of the holders of $10,680,000 ($7.86 million outstanding) principal amount of Nassau County, Florida Tax Exempt Pollution Control Refunding Revenue Bonds, Series 1993.

4.4 Guarantee among Rayonier TRS Holdings Inc., Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, dated as of December 18, 2003, and for the benefit of SunTrust Bank in its capacity as the issuer of an irrevocable letter of credit relating to $15,000,000 principal amount of Wayne County, Georgia Tax Exempt Solid Waste Disposal Revenue Bonds, Series 2000.

4.5 Guarantee among Rayonier TRS Holdings Inc., Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, dated as of December 18, 2003, and for the benefit of the holders of $4,955,000 principal amount of Wayne County, Georgia Tax Exempt Pollution Control Refunding Revenue Bonds, Series 1993.

10.1 Contribution, Conveyance and Assumption Agreement, by and among Rayonier Inc., Rayonier Timberlands Operating Company, L.P., Rayonier Timberlands, L.P., Rayonier Timberlands Management, LLC, Rayonier Forest Resources, LLC, Rayland, LLC, Rayonier TRS Holdings Inc., Rayonier Minerals, LLC, Rayonier Forest Properties, LLC, Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, effective as of the 18th day of December, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

	By:	/s/ HANS E. VANDEN NOORT

Date: January 15, 2004		Name: Hans E. Vanden Noort Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
4.1	Guarantee dated as of December 18, 2003 for the benefit of SunTrust Bank in its capacity as the issuer of an irrevocable letter of credit relating to $23,300,000 principal amount of Nassau County, Florida Tax Exempt Pollution Control Private Activity Revenue Bonds, Series 1999.

4.2	Guarantee dated as of December 18, 2003 for the benefit of Bank of America, N.A. in its capacity as the issuer of an irrevocable letter of credit relating to $23,110,000 principal amount of Nassau County, Florida Tax Exempt Pollution Control Private Activity Revenue Bonds, Series 2002.

4.3	Guarantee dated as of December 18, 2003 for the benefit of the holders of $10,680,000 ($7.86 million outstanding) principal amount of Nassau County, Florida Tax Exempt Pollution Control Refunding Revenue Bonds, Series 1993.

4.4	Guarantee dated as of December 18, 2003 for the benefit of SunTrust Bank in its capacity as the issuer of an irrevocable letter of credit relating to $15,000,000 principal amount of Wayne County, Georgia Tax Exempt Solid Waste Disposal Revenue Bonds, Series 2000.

4.5	Guarantee dated as of December 18, 2003 for the benefit of the holders of $4,955,000 principal amount of Wayne County, Georgia Tax Exempt Pollution Control Refunding Revenue Bonds, Series 1993.

10.1	Contribution, Conveyance and Assumption Agreement, by and among Rayonier Inc., Rayonier Timberlands Operating Company, L.P., Rayonier Timberlands, L.P., Rayonier Timberlands Management, LLC, Rayonier Forest Resources, LLC, Rayland, LLC, Rayonier TRS Holdings Inc., Rayonier Minerals, LLC, Rayonier Forest Properties, LLC, Rayonier Wood Products, LLC, Rayonier Wood Procurement, LLC, Rayonier International Wood Products, LLC, Rayonier Forest Operations, LLC, Rayonier Properties, LLC and Rayonier Performance Fibers, LLC, effective as of the 18th day of December, 2003.

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